EXHIBIT 10.1

PURCHASE AGREEMENT

PURCHASE AGREEMENT, dated September 24, 2007 and effective as of August 10, 2007 (the “Agreement”), between KENMAR GLOBAL TRUST, a Delaware business trust (“KGT”), and PREFERRED INVESTMENT SOLUTIONS CORP., a Delaware corporation (“Preferred”).

WHEREAS, Preferred is the managing owner of KGT, which trades in United States and internationally futures and forward contracts; and

WHEREAS, KGT placed a portion of its assets in an account (the “Account”) managed by Sentinel Management Group, Inc. (“Sentinel”) pursuant to the terms of the Investment Advisory Agreement dated February 11, 2004, by and between KGT and Sentinel, attached hereto as Exhibit A (the “Advisory Agreement”); and

WHEREAS, Sentinel suspended withdrawals from the Account on August 13, 2007; and

WHEREAS, Sentinel filed a petition for relief under Chapter 11 of the United States Bankruptcy Code; and

WHEREAS, in order to avoid an impact on KGT and its unitholders, Preferred determined to purchase from KGT and KGT agreed to sell to Preferred all of KGT’s rights, title and interest to the Advisory Agreement and the Account, including all of KGT’s rights to the funds in the Account, including all claims related thereto against Sentinel (the “Asset”) on the terms and conditions set forth below.

NOW THEREFORE, INTENDING TO BE LEGALLY BOUND and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, subject to the terms and conditions set forth below, the parties agree as follows:

1.	Sale and Purchase the Asset

1.1 In consideration of the purchase price set forth in Section 1.2 herein, KGT hereby sells, transfers, conveys and assigns to Preferred the Asset.

1.2 In consideration for the Asset, Preferred hereby agrees to pay to KGT $1,685,193.09 (“Purchase Price”), which represents the recorded value of KGT’s deposits in the Account as reported to it by Sentinel as of the close of business on August 10, 2007, the business day immediately preceding the day on which withdrawals from the Account were suspended by Sentinel.

1.3 Payment of the Purchase Price by Preferred to KGT for the Asset shall be paid pursuant to the terms set forth in the Demand Promissory Note made by Preferred in favor of KGT (“Note”), in the form attached hereto as Exhibit B.

1.4 Simultaneously with the transfer of the Asset from KGT to Preferred, KGT hereby delivers to Preferred all necessary documents representing the transfer of the Asset.

2.	Representations of KGT

2.1 KGT hereby represents and warrants to Preferred:

2.2 KGT is duly formed and a validly existing and is in good standing under the laws of its jurisdiction of formation.

2.3 KGT has the power and the authority to take, and has taken, all necessary action to execute this Agreement.

2.4 KGT shall cooperate and assist Preferred with collecting the Asset.

2.5 This Agreement when executed and delivered by KGT in accordance with the terms contained herein, will constitute KGT’s legal, valid and binding obligation and will be enforceable against KGT in accordance with its terms.

2.6 KGT has title to the Asset, free and clear of all liens, pledges, encumbrances, restrictions, options and claims of any kind whatsoever.

3.	Representation by Preferred

3.1 Preferred represents and warrants to KGT that it has the financial capacity to perform all of its obligations under this Agreement and the Note and will have available the funds necessary to pay KGT pursuant to the terms of this Agreement and the Note.

4.	Miscellaneous

4.1 This Agreement, together with the Note, sets forth the entire understanding and agreement (and supersedes any and all understandings, negotiations and agreements, written or oral, not expressly set forth in this Agreement and the Note) between the parties hereto relating to the subject matter hereof.

4.2 This Agreement shall be binding upon and shall inure solely to the benefit of the parties and their respective successors and permitted assigns. This Agreement cannot be modified, changed, amended or terminated except by an instrument in writing signed by both parties.

4.3 Each party agrees not to assign its rights and duties hereunder without the prior written consents of the other party, it being understood that Preferred, as the managing owner of KGT will not approve any such assignment by Preferred on KGT’s behalf to an entity which is not as financially sound as Preferred.

4.4 Each party will be responsible for its own expenses incurred in connection with this Agreement and the Note.

4.5 If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

4.6 The parties agree to provide each other with such further assurances and execute such further instruments as may be requested from time to time and as may be necessary to effectuate the intent of this Agreement.

4.7 This Agreement shall be governed by the laws of the State of New York, without regard to the conflict of laws principles thereof.

4.8 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

PREFERRED INVESTMENT SOLUTIONS CORP.

By:	/s/ Marc S. Goodman
	Name:	Marc S. Goodman
	Title:	President

KENMAR GLOBAL TRUST

By:	Preferred Investment Solutions Corp.,
its Managing Owner

By:	/s/ Kenneth A. Shewer
	Name:	Kenneth A. Shewer
	Title:	Chairman

Exhibit A

Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT	SENTINEL

SENTINEL MANAGEMENT GROUP, INC.

This Investment Advisory Agreement (“Agreement”) is made as of the 11th day of February, 2004 by and between the undersigned (“Client”) and Sentinel Management Group, Inc. (“Sentinel”), a corporation organized under the laws of the State of Illinois. Client and Sentinel agree as follows:

1. Appointment. Client hereby appoints Sentinel and Sentinel hereby accepts appointment as discretionary investment adviser with respect to those assets deposited with the Custodian (as defined in Section 5) and accepted for investment by Sentinel (the “Assets”).

2. Representations.

(a) Sentinel hereby represents that it is duly registered (i) with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended; (ii) with the Commodity Futures Trading Commission as a registered futures commission merchant; and (iii) as a member of the National Futures Association.

(b) Client hereby represents that (i) it has the requisite power and authority to appoint Sentinel as an investment adviser to manage the Assets and to establish an Account (as defined in Section 5) with the Custodian; (ii) Client owns, or has full authority to contract with Sentinel for the management of, all Assets deposited in the Account; (iii) if Client is not an individual, the undersigned individual has been authorized by Client to enter into this Agreement on its behalf; (iv) all individuals named in Client’s Certificate of Authorization form (“Authorized Persons”) are duly authorized to deal with Sentinel on behalf of Client; (v) Client has received and reviewed Part II and Schedule F of Sentinel’s Form ADV; (vi) Client has not received from Sentinel or any person acting on Sentinel’s behalf, any guarantee or representation that the Assets will achieve a specific investment result or objective, and Client acknowledges that Sentinel does not warrant or otherwise represent that the Assets will achieve a specified rate or return, performance or investment growth; and (vii) Client will immediately notify Sentinel of any change in the foregoing, including the identity of one or more of its Authorized Persons.

3. Discretionary Authority. Subject to any restrictions provided to Sentinel in writing, Sentinel shall have the sole power and discretion to supervise and direct the investment of the Assets on behalf of Client and at Client’s sole risk until Sentinel receives written notice of termination by Client. Pursuant to such authorization, Sentinel may purchase, sell, exchange, convert and otherwise trade securities of the sort authorized by Client, arrange for delivery and payment in connection therewith, and act on behalf of Client in all other matters necessary or appropriate to the investment of the Assets, all without prior consultation with or notification of Client. Sentinel may receive and act upon instructions from Authorized Persons.

4. Client Information. In connection with its supervision and direction of the investment of the Assets, Sentinel is entitled to rely on financial data, investment objectives, and other information contained in the New Account Information form completed by Client. Client is responsible for advising Sentinel of any changes or modifications that should be made to this form. If Client deems any action by Sentinel in the supervision and direction of the investment of the Assets to be contrary to Client’s written investment objectives or restrictions or otherwise inappropriate, Client shall give Sentinel prompt written notice of such.

5. Custodial Arrangements.

(a) Client’s Assets shall be deposited in one or more custodial accounts (each, an “Account”) maintained at The Bank of New York, or such other bank, trust company or other entity as Sentinel may, upon written notice to Client may designate (“Custodian”). All Assets shall be deposited with Custodian and held for the benefit of Client. The Custodian shall be responsible for the custody and possession of the Assets, the collection of interest, dividends and other income attributable to the Assets and the settlement of transactions for the Account.

(b) Sentinel shall not own nor have any interest in funds or securities in the Account or of any other funds or securities in which Client has a beneficial interest. Sentinel shall have no liability for any loss incurred by reason of any act or omission of the Custodian.

(c) Client shall be able to withdraw all or any part of the funds on deposit or add additional funds thereto upon notice to Sentinel; provided, however, that no such funds shall become Assets the investment of which Sentinel shall be responsible for until such funds are accepted by Sentinel.

6. Fees.

(a) Client agrees to pay Sentinel’s fees for investment advisory services and its charges in connection with various non-advisory services provided by it and the Custodian. These fees and charges are specified in the Exhibit A attached to this Agreement. Client authorizes Sentinel to debit such fees and charges directly from Client’s Assets.

(b) Sentinel shall provide Client, not less frequently than once every three months, an itemized statement showing all debits from Client’s Assets during such period, the value of the Assets on which the fees were based, and the specific manner in which the fees were calculated.

7. Indemnification and Liability. Neither Sentinel, nor any or its agents or employees (“Indemnified Persons”) shall be liable for, and Client shall indemnify them against, any loss, including expenses and reasonable attorneys’ fees, suffered by Sentinel which arise out of any act, omission, transaction, duty, obligation or responsibility of Client, any person that an Indemnified Person reasonably believed to be authorized to act on behalf of Client, the Custodian, or any other person, firm or corporation affiliated with Client. Indemnified Persons shall not be responsible for delays in the transmission or execution of instructions due to breakdown or failure of transmission or communication facilities, or to any other causes beyond their reasonable control or anticipation. Notwithstanding the foregoing, nothing in this Agreement shall be deemed to limit any responsibility or liability Sentinel may have under applicable federal or state laws.

8. Term and Termination. This Agreement shall continue in effect until terminated by Client or Sentinel upon not less than thirty days’ written notice.

9. Applicable Law. The provisions of this Agreement shall in all respects be construed according to, and the rights and liabilities of the parties hereto shall in all respects be governed by the laws of the State of Illinois.

10. Assignment. No assignment (as that term is defined in Section 202(a)(1) of the Investment Advisers Act) of this Agreement shall be made by Sentinel without Client’s prior written consent. This Agreement shall inure to the benefit of Sentinel and its successors, irrespective of any change at any time in their personnel. The provisions of this Agreement shall be continuous and shall cover individually and collectively all accounts which Client now maintains or may in the future open or reopen with Sentinel, and shall inure to the benefit of Client, its successors and assigns and shall be binding upon Client and Client’s estate, executors, administrators and assigns.

11. Agreement. This Agreement supersedes all prior agreements, if any between Sentinel and Client relating to Client’s retention of Sentinel as an investment adviser. Each of the provisions of this Agreement is severable, and the invalidity, inapplicability or waiver of one or more provisions, in whole or in part, shall not affect any other provision. This Agreement may be amended or modified only by written agreement executed by each party hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement, and each of which together shall constitute one and the same instrument. This Agreement may also be executed by the parties hereto in facsimile form.

Client: Kenmar Global Trust			Sentinel Management Group, Inc.

By:	/s/ Rosita Levy		By:	/s/ Eric A. Bloom
	Name:	Rosita Levy		Name:	Eric A. Bloom
	Title:	Vice President of Kenmar Advisory Corp.,		Title:	President
Managing Owner

Date:	Feb 11, 2004		Date:	13-Feb-2004

Exhibit B

Demand Promissory Note

DEMAND PROMISSORY NOTE

$1,685,193.09	Dated September 24, 2007 and effective as of August 10, 2007

FOR VALUE RECEIVED, PREFERRED INVESTMENT SOLUTIONS CORP., a Delaware corporation (the “Maker”) promises to pay, ON DEMAND, to the order of KENMAR GLOBAL TRUST, a Delaware business trust (the “Holder”) at 900 King Street, Suite 100, Rye Brook, New York 10573 or, at the Holder’s option, at such other place as may be designated from time to time by the Holder, the principal sum of One Million Six Hundred and Eighty-Five Thousand One Hundred Ninety-Three Dollars and Nine Cents ($1,685,193.09), together with accrued but unpaid interest on the principal owed to and including the date of such demand, in lawful money of the United States of America. The Maker shall pay the portion of principal demanded by Holder within five (5) business days of such demand. Any portion of the principal amount which has not been demanded by the Holder prior to August 31, 2009 shall be due and payable by the Maker, along with all accrued and unpaid interest thereon on August 31, 2009, unless Maker and Holder agree to an extension thereof.

The principal portion of this Note shall bear interest commencing on the date hereof and until the Note is paid in full at a fluctuating rate equal to the rate of interest per annum reported by the Wall Street Journal as the prime rate. Interest under this Note shall be calculated on the basis of a 360 day year for the actual number of days elapsed. Interest on this Note shall be payable on the outstanding principal amount of this Note monthly in arrears on the 1st day of each calendar month with the first interest payment made on October 1, 2007. In no event shall the interest charged hereunder exceed the maximum permitted by law.

If any payment of interest on this Note shall become due on a Saturday, Sunday or a public holiday under the laws of the State of New York or the United States of America, such payment shall be made on the next succeeding business day and such extension of time shall in such case be included in computing interest in connection with such payment.

The Holder may prepay without premium or penalty of any kind the outstanding principal amount due under this Note, on any date prior to demand, provided, that such payment is accompanied by all accrued and unpaid interest on the principal so prepaid to and including the date of such prepayment.

All payments by the Maker of principal of, or interest on, any indebtedness evidenced by this Note shall be made free and clear of and without deduction for any setoff or counterclaims, or any taxes, fees or other charges of any nature whatsoever imposed by any taxing authorities.

No failure by the Holder hereof to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by such Holder of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Holder hereof as herein specified are cumulative and not exclusive of any other rights or remedies which such Holder may otherwise have.

No modification, rescission, waiver, forbearance, release or amendment of any provision of this Note shall be made, except by a written agreement duly executed by the Maker and the Holder.

No delay on the part of the other Holder in exercising any rights shall operate as a waiver of such rights.

This Note is made in the State of New York and shall be governed by and construed in accordance with the laws of said State, without regard to conflict of laws principles.

This Note, together with the Purchase Agreement and the Security Agreement dated as of even date herewith by and between the Maker and Holder, are the entire and only agreements between the Maker and the Holder with respect to the subject matter hereof, and all oral representations, agreements and undertakings, previously or contemporaneously made, which are not set forth herein or therein, are superseded hereby and thereby. The provisions of this section shall survive any repayment of this Note.

The Maker hereby waives trial by jury in any action and/or proceeding arising on, out of or by reason of this Note, and further waives all rights of setoff and rights to interpose counterclaims or cross-claims in connection therewith.

As used herein, the term the “Holder” shall mean Kenmar Global Trust and each subsequent Holder of this Note, and its respective heirs and administrators. This Note shall bind the Maker and its successors and assigns, and shall inure to the benefit of and be enforceable by the Holder, from time to time, of this Note.

The undersigned agrees to pay all costs and expenses incurred by the Holder in enforcing or collecting on this Note, including, without limitation, attorneys’ fees and expenses.

This Note is subject to the terms of the Security Agreement, dated as of even date herewith, by and between the Holder and the Maker.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Maker has executed this Note as of the date first written above.

PREFERRED INVESTMENT SOLUTIONS CORP.

By:	/s/ Kenneth A. Shewer
	Name:	Kenneth A. Shewer
	Title:	Chairman